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                       Supplement dated September 13, 2001
                      To the Prospectus dated March 1, 2001
                  Of ISI TOTAL RETURN U.S. TREASURY FUND SHARES
             (A Class of ISI Total Return U.S. Treasury Fund, Inc.)


The section entitled "The Fund's Net Asset Value" in the Prospectus dated March 1, 2001 of ISI Total Return U.S. Treasury Fund Shares (a Class of ISI Total Return U.S. Treasury Fund, Inc.) is hereby amended and supplemented by the following:

Beginning September 13, 2001, the Fund will accept purchase and sale orders even if the New York Stock Exchange is closed, provided that the 'Fed wire' is open, the Treasury market is open and the Fund's management believes there is adequate liquidity. You should contact your agent to insure that your service agent can process all transactions in a timely fashion.

The Fund will not accept exchanges from other funds until the New York Stock Exchange is open.





               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
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                                                       Deutsche Asset Management



Deutsche Asset Management Total Return U.S. Treasury Fund Shares
A Class of ISI Total Return U.S. Treasury Fund, Inc.

Supplement dated September 13, 2001 to Prospectus dated March 1, 2001

The following supplements the section entitled 'The Fund's Net Asset Value' in the Fund's prospectus:

Beginning September 13, 2001, the Fund will accept purchase and sale orders even if the New York Stock Exchange is closed, provided that the 'Fed wire' is open, the Treasury market is open and the Fund's management believes there is adequate liquidity. You should contact your service agent to insure that your service agent can process all transactions in a timely fashion.

The Fund will not accept exchanges from other funds until the New York Stock Exchange is open.








               Please Retain This Supplement For Future Reference.



CUSIP 891.51D.108